Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 *

In connection with the Quarterly Report of PGI Incorporated (the “Company”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laurence A. Schiffer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) , as applicable, of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Laurence A. Schiffer
    Laurence A. Schiffer
    Chief Executive Officer (Principal Executive Officer)  November 9, 2016

The foregoing certification is being furnished solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Report.

*A signed original of this written statement has been provided to the Company and will be retained by the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.